SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 7, 2002.

ISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	00-31255	33-0511729

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15279 Alton Parkway, Suite 100, Irvine, California 92618

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (949) 788-6000

N/A

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5.   OTHER EVENTS

          On June 7, 2002, ISTA Pharmaceuticals, Inc. (“ISTA”) and R.P. Scherer West, Inc. doing business as SP Pharmaceuticals (“SP”), a subsidiary of Cardinal Health, Inc., entered into a Master Services Agreement for the manufacture and production of commercial quantities of Vitrase®, ISTA’s proprietary compound for the treatment of vitreous hemorrhage.

          A further description of the agreement is set forth in the press release disseminated by ISTA on July 9, 2002. The press release is attached to this Report as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS

The following exhibits are filed as part of this report, where indicated.

	99.1	Master Services Agreement by and between ISTA Pharmaceuticals, Inc. and R.P. Scherer West, Inc. doing business as SP Pharmaceuticals, dated as of June 7, 2002.

	99.2	Press Release issued July 9, 2002 by ISTA Pharmaceuticals, Inc.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISTA PHARMACEUTICALS, INC.

/s/ Vicente Anido, Jr., Ph.D. Vicente Anido, Jr., Ph.D. President and Chief Executive Officer

Date: July 9, 2002

ISTA PHARMACEUTICALS, INC.

Current Report on Form 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Master Services Agreement by and between ISTA Pharmaceuticals, Inc. and R.P. Scherer West, Inc. doing business as SP Pharmaceuticals, dated as of June 7, 2002.
99.2	Press Release issued July 9, 2002 by ISTA Pharmaceuticals, Inc.